As filed with the Securities and Exchange Commission on December 30, 1999

                                                  Registration No. 333-_________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                                  T-NETIX, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                 Colorado                                  84-1037352
      ------------------------------                     --------------
             (State or Other                              (IRS Employer
             Jurisdiction of                             Identification
      Incorporation or Organization)                          Number)

                  67 Inverness Drive East, Englewood, CO 80112
                  --------------------------------------------
                    (Address of Principal Executive Offices)

                 T-NETIX, INC. 1993 INCENTIVE STOCK OPTION PLAN
                  T-NETIX, INC. NON-QUALIFIED STOCK OPTION PLAN
                 ----------------------------------------------
                              (Full Title of Plan)

           Alvyn Schopp                                   Copies to:
Chief Executive Officer and President             ------------------------------
           T-NETIX, Inc.                            Herbert H. Davis III, Esq.
       67 Inverness Drive East                    Rothgerber Johnson & Lyons LLP
       Englewood, Colorado 80112                   1200 17th Street, Suite 3000
--------------------------------------                Denver, Colorado 80202
(Name and Address of Agent for Service)                   (303) 623-9000

           (303) 790-9111
---------------------------------------
(Telephone Number of Agent for Service)

                         CALCULATION OF REGISTRATION FEE

====================================================================================================================
                                                                            Proposed Maximum
                                                    Proposed Maximum           Aggregate              Amount of
    Title of Securities         Amount to be         Offering Price             Offering            Registration
      to be Registered           Registered              Per Share               Price                   Fee

        Common Stock               252,211             $4.3438(2)          $1,095,541.531(2)           $289.23
====================================================================================================================

(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, as amended, this Registration Statement also covers an indeterminate number of shares which by reason of certain events specified in the plan may become subject to the plan.

(2) Pursuant to Rule 457 under the Securities Act of 1933, as amended, the proposed maximum offering price per share and the proposed maximum aggregate offering price are estimated solely for purposes of calculating the registration fee and are based upon the average of the high and low prices of the Common Stock as quoted on the Nasdaq National Market on December 27, 1999.

                                TABLE OF CONTENTS

                                                                                 Page
                                                                                ------
PART II

         INFORMATION REQUIRED IN THE REGISTRATION STATEMENT..................   II - 1
         Item 3.  Incorporation of Documents by Reference....................   II - 1
         Item 5.  Interests of Named Experts and Counsel.....................   II - 1
         Item 6.  Indemnification of Directors and Officers..................   II - 2
         Item 8.  Exhibits...................................................   II - 2
         Item 9.  Undertakings...............................................   II - 2

SIGNATURES...................................................................   II - 4

EXHIBIT INDEX................................................................   II - 6

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE

         The following documents, all of which were previously filed by T-NETIX, Inc. (the "Company") (No. 0-25016) with the Commission pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"), are hereby incorporated by reference:

     (a) the Company's Annual Report on Form 10-K/A for the year ended July 31, 1998;

     (b) (1) the Company's Transition Report on Form 10-QT/A for the transitional period ended December 31, 1998;

         (2) the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1999, June 30, 1999 and September 30, 1999;

         (3) the Company's Current Reports on Form 8-K filed on January 12, 1999 (as amended by the Company's Current Reports on Form 8-K/A filed on March 15, 1999 and May 11, 1999), March 3, 1999 and June 23, 1999; and

     (c) the description of the common stock of the Company, par value $0.01 (the "Company Stock"), contained in the Company's Registration Statement on Form 8-A, filed by the Company under Section 12 of the Exchange Act.

         All documents subsequently filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated in this Registration Statement by reference and to be a part hereof from the date of filing such documents. Any statement contained herein or in a document, all or a portion of which is incorporated or deemed to be incorporated by reference herein, shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or replaces such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL

         The legality of the Company Stock registered pursuant to this Registration Statement will be passed upon for the Company by the law firm of Rothgerber Johnson & Lyons LLP, One Tabor Center, Suite 3000, 1200 17th Street, Denver, Colorado 80202, which has served as special counsel to the Company in the preparation of this Registration Statement. No members of this law firm have a substantial interest in the Company or are employed on a contingent basis by the Company.


                                     -II-1-

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Section 7-109-101 et seq. of the Colorado Business Corporation Act empowers a Colorado corporation to indemnify its directors, officers, employees and agents under certain circumstance, as well as providing for the elimination of personal liability of directors and officers of a Colorado corporation for monetary damages.

         Article IX(A) of the Articles of Incorporation of the Registrant reads as follows:

         "To the fullest extent permitted by the laws of the State of Colorado, as the same now exists or may hereafter be amended, the Corporation shall indemnify its directors and officers. Other employees, trustees and agents of the Corporation may be indemnified by the Corporation upon such terms and conditions consistent with applicable law, as the board of directors deems appropriate."

         Article IX(G) of the Articles of Incorporation of the Registrant reads as follows:

         "To the fullest extent permitted by the laws of the State of Colorado, as the same now exists or may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or to its shareholders for monetary damages for breach of fiduciary duty as a director."

ITEM 8. EXHIBITS

         The Company hereby undertakes that it has submitted or will submit any of the Plans intended to be qualified under Section 401 of the Internal Revenue Code and any amendment thereto to the Internal Revenue Service (the "IRS") in a timely manner and has made or will make all changes required by the IRS in order to qualify the Plans.

         The following exhibits are attached to this registration statement:

          4.1     T-NETIX, Inc. 1993 Incentive Stock Option Plan*
          4.2     T-NETIX, Inc. Non-Qualified Stock Option Plan**
          5       Opinion of Rothgerber Johnson & Lyons LLP
         23.1     Consent of KPMG LLP
         23.2     Consent of Dempsey & Russell, P.C.
         23.3     Consent of Rothgerber Johnson & Lyons LLP (included in Exhibit
                  5 hereto)
         24       Power of Attorney (included in signature page hereof)

------------------------
 * Incorporated by Reference from Exhibit 4.2 to Form S-8 filed May 23, 1995, SEC File No. 33-92642.
** Incorporated by Reference from Exhibit 4.3 to Form S-8 filed May 23, 1995,
   SEC File No. 33-92642.

ITEM 9. UNDERTAKINGS

     (a) Rule 415 Offering

         The Company hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

              (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.


                                     -II-2-

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b)Filings Incorporating Subsequent Exchange Act Documents by Reference

     The Company hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Company's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (h) Filing of Registration Statement on FormS-8

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


                                     -II-3-

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Englewood and the State of Colorado, on this 29th day of December, 1999.

                                        T-NETIX, INC.

                                        By:  /s/ Alvyn A. Schopp
                                             -----------------------------------
                                             Alvyn A. Schopp, Chief
                                             Executive Officer and President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                                POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Alvyn A. Schopp and John Giannaula, and each of them, as attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or any one of them, or their or his substitute or substitutes, may lawfully do or causes to be done by virtue hereof.

Signature                                           Title                                    Date
---------                                           -----                                    ----
/s/  Alvyn A. Schopp                                President/Chief Executive Officer/       December 29, 1999
-------------------------------------------         Director
Alvyn A. Schopp


/s/  John Giannaula                                 Vice President of Finance/Secretary      December 29, 1999
-------------------------------------------         (Principal Accounting and
John Giannaula                                      Financial Officer)

/s/  Richard E. Cree                                Chief Operating Officer/Director         December 29, 1999
-------------------------------------------
Richard E. Cree

/s/  Daniel M. Carney                               Chairman of the Board                    December 29, 1999
-------------------------------------------
Daniel M. Carney

/s/ Robert A. Geist                                 Director                                 December 29, 1999
-------------------------------------------
Robert A. Geist

                                     -II-4-

Signature                                           Title                                    Date
---------                                           -----                                    ----
/s/  Martin T. Hart                                 Director                                 December 29, 1999
-------------------------------------------
Martin T. Hart

/s/ Daniel J. Taylor                                Director                                 December 29, 1999
-------------------------------------------
Daniel J. Taylor

                                     -II-5-

                                  EXHIBIT INDEX

Exhibit No.                     Description
-----------                     -----------
 4.1                  T-NETIX, Inc. 1993 Incentive Stock Option Plan*

 4.2                  T-NETIX, Inc. Non-Qualified Stock Option Plan**

 5                    Opinion of Rothgerber Johnson & Lyons LLP

23.1                  Consent of KPMG LLP

23.2                  Consent of Dempsey & Russell, P.C.

23.3                  Consent of Rothgerber Johnson & Lyons LLP (included in
                      Exhibit 5 hereto)

24                    Power of Attorney (included in signature page hereof)

------------------------
 * Incorporated by Reference from Exhibit 4.2 of Form S-8 filed May 23, 1995, SEC File No. 33-92642.
** Incorporated by Reference from Exhibit 4.3 of Form S-8 filed May 23, 1995,
   SEC File No. 33-92642.


                                     -II-6-